FOR INTERNATIONAL DIVERSIFICATION

U.S. Growth Fund
Overseas Equity Fund
New Pacific Fund

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals

1998
Annual
Report

DELAWARE
INVESTMENTS
=====================
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

international
diversification

tradition

A Commitment
To Our Investors

(photo of globes)

(photo of illustration from international diversification brochure)

   Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include equity mutual funds.
   Headquartered in Philadelphia with an international affiliate in London, the Delaware organization has managed domestic stock portfolios since 1938 and international investments since 1990.
   Delaware Investments manages more than $42 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for variable annuities and closed-end funds.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Fund Objectives
U.S. GROWTH FUND
To maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth relative to their industry.

OVERSEAS EQUITY FUND
To maximize total return, principally through investments in an internationally diversified portfolio of equity securities.

NEW PACIFIC FUND
To seek long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Table of Contents

LETTER TO SHAREHOLDERS                                     Page 1

PORTFOLIO MANAGERS' REVIEW
U.S. GROWTH FUND                                           Page 3
OVERSEAS EQUITY FUND                                       Page 6
NEW PACIFIC FUND                                           Page 9

STATEMENTS OF NET ASSETS                                  Page 12

FINANCIAL HIGHLIGHTS                                      Page 21

November 9, 1998

                                                               for international
                                                                diversification
                                                                      1


Dear Shareholder:

FISCAL YEAR 1998 WAS THE PRODUCT OF two very different time periods in the U.S. and world stock markets. What began as a sequel to the capital appreciation explosion of the 1990s ended in a harsh lesson on investment and currency risks.
   Between October 1997 and July 1998, U.S. and European markets continued to hit record levels fueled by low inflation, declining interest rates and record low unemployment. The unmanaged Standard & Poor's 500 Index rose +23.3% between January and July 17, and the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%. Asian markets still moved in the opposite direction, burdened by financial woes in the Far East.
   By August, Asia's troubles were no longer isolated. Russia jumped on the economically challenged bandwagon, making news with its own fiscal deficits and loan defaults. Similar problems erupted in Latin America. Spooked by this seemingly contagious affliction, U.S. and European investors grew concerned about the effect of global economic weakness.
   The U.S. Federal Reserve responded with two cuts in its target for short-term interest rates. The Fed's September and October rate cuts, totaling 50 basis points (0.50%), were intended to sustain U.S. economic growth. Several European central banks followed suit, and their stocks slowly began to rebound.
   During this period of mixed emotion and disjointed performance, U.S. Growth Fund, on a relative basis, fell behind its benchmark index, but outperformed the


WE BELIEVE THAT RECENT VOLATILITY HAS SIGNALED A RESUMPTION OF RETURNS MORE CONSISTENT WITH LONG-TERM HISTORICAL TRENDS.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          12 Months Ended
                                                          October 31, 1998
--------------------------------------------------------------------------------
U.S. Growth Fund A Class                                      +10.52%
Standard & Poor's 500 Index                                   +22.01%
Lipper Growth Fund Average (940 Funds)                         +9.62%
--------------------------------------------------------------------------------
Overseas Equity Fund A Class                                  -12.95%
Morgan Stanley EAFE Index                                      +9.95%
Lipper International Fund Average (491 Funds)                  +4.07%
--------------------------------------------------------------------------------
New Pacific Fund A Class                                      -36.85%
Morgan Stanley Pacific Index                                  -13.70%
Lipper Pacific Fund Average (48 Funds)                        -21.64%
--------------------------------------------------------------------------------

All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. See pages 5, 8 and 11 for portfolio performance for all Classes. Performance of other Fund classes varies due to different expenses. The Standard & Poor's 500 Index is an unmanaged measure of large capitalization domestic stocks. The Morgan Stanley EAFE Index is an unmanaged measure of international stocks in established markets. The Morgan Stanley Pacific Index is an unmanaged measure of international stocks in established and emerging markets along the Pacific Rim. All returns are stated in U.S. dollars. Past performance is not a guarantee of future results.


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for international
 diversification
       2


average of its growth-oriented peers. U.S. Growth Fund's subadvisory management team at Lynch & Mayer discusses the Fund's performance and positioning beginning on page 3.
   Overseas Equity Fund, which invests in both developed and emerging markets, reported disappointing performance for fiscal 1998. Delaware International Advisers Ltd., the Fund's subadviser, believes that economies in established markets may slow and that recent turmoil has created very attractive values in emerging market countries. As a result, Fund management has adjusted the portfolio by reducing exposure in certain developed markets, and increasing exposure in emerging markets where it believes there are opportunities for rebounding growth.
   By far, New Pacific Fund faced the most difficult challenges of fiscal 1998. Asia has been a source of underperformance for most of the year. As a defensive measure to manage capital losses, the Fund's subadviser, AIB Govett, Inc., temporarily raised the portfolio's cash position to 18%. This may be reduced in the months ahead.
   Riding out these turbulent times has been difficult. When stocks of emerging markets are included in a portfolio, this adds another level of challenge to international investing - such as increased currency and political risks. Your financial adviser can be a valuable resource in helping you understand and manage these added risks.
   As for U.S. stocks, we believe that recent volatility has signaled a resumption of returns more consistent with long-term historical trends. Since the 1920s, U.S. stocks have provided average annual returns of approximately 10% per year, according to Ibbotson Associates. Compared to other asset classes, we believe stocks here and overseas offer investors attractive return potential over the long term.
   We thank you for your continued investment and patience, and we look forward to reporting to you again next spring.

Sincerely,
/s/ Wayne A. Stork
--------------------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
--------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer



YOUR FINANCIAL ADVISER CAN BE A VALUABLE RESOURCE IN HELPING YOU UNDERSTAND AND MANAGE THE ADDED RISKS OF INTERNATIONAL INVESTING.

                                                               for international
                                                                diversification
                                                                       3


Portfolio Managers' Review

U.S. GROWTH FUND
U.S. Growth Fund provided a total return of +10.52% (capital change plus distributions reinvested for A Class shares at net asset value) for the 12 months ended October 31, 1998. The Fund's return outpaced the average growth fund but fell short of its benchmark, the unmanaged S&P 500 Index.
   In 1998, large company growth stocks have raced ahead of smaller company stocks. For the first six months of the year, the S&P 500 posted a +17.7% gain, versus +8.62% for the unmanaged S&P Midcap 400 Index.
   Large-cap stocks were derailed in the third quarter, as equity investors grew increasingly concerned about lower than expected corporate profits and the threat of global economic weakness. The S&P 500 returned -9.95% for the quarter. Still, the disparity between large- and mid-cap performance widened, as the S&P 400 returned -14.46% for the third quarter.
   This duality has been a source of frustration in managing U.S. Growth Fund. In our opinion, many large company growth stocks have been trading at prices far in excess of their growth rates. As a result, we have not been able to justify buying big names like Gillette or Coca-Cola, which are currently trading at two to three times their growth rates. Not owning some of these higher multiple stocks has prevented us from keeping pace with the S&P 500.
   U.S. Growth Fund remains invested primarily in large companies; however, we have been investing in companies with slightly smaller median market capitalizations (around $4 billion) whose prices we believe are more compelling given their expected growth rates. The overall average market capitalization of the portfolio was less than the average market capitalization of stocks in the S&P 500.
   Another factor in our underperformance was our belief that the energy sector's dynamic earnings growth and favorable pricing would propel energy stocks. Unfortunately, due to reduced demand for commodities, the energy sector has languished since the spring. Our energy allocation, though relatively small (4.25% as of October 31), had a negative impact on U.S. Growth Fund's performance.


review

U.S. GROWTH FUND
PORTFOLIO HIGHLIGHTS
OCTOBER 31, 1998
-------------------------------------------------------------------------------
Median Market Capitalization                                  $21 billion
Number of Stocks                                                 51
Average Price-to-Earnings Ratio                                 27.5x
Beta                                                            1.15
-------------------------------------------------------------------------------
Price/earnings ratio based on analysts' earnings estimates for calendar 1998. Beta is a measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.


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for international
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        4


   The paper and packaging sector, in which we held a 5.3% position in April, was also affected by lower demand for commodities. We sold James River, a tissue manufacturer, because events around the globe have reduced demand for paper and the company was forced to shut down several factories, thus affecting its growth.
   Since April, we have reduced the Fund's position in banking, finance and insurance stocks from 6.7% to 5.1%, due to what we believe are excessively high stock prices in this sector, as well as heightened concerns about consumer debt and the overseas restructuring of several banking systems. We sold American Express, but maintained our largest sector holding, Morgan Stanley Dean Witter, because we remain confident about its long-term growth prospects.
   U.S. Growth Fund's investments in healthcare stocks performed exceptionally well. Leading the pack was Medtronic, a medical technology company specializing in therapies using implants, and Guidant Corporation, a maker of therapeutic heart and surgical devices.
   Investors anticipate the Food and Drug Administration will approve a new line of anti-inflammatory drugs to treat rheumatoid arthritis. We believe the new drugs, expected on the market in January 1999, will boost earnings prospects for companies such as Pfizer, Inc.
   During fiscal 1998, U.S. Growth Fund stocked up on shares of grocery store chains such as Safeway and Kroger. We believe that in the event of an economic slowdown in the U.S., consumer staple stocks such as these may continue to do well.
   As we begin U.S. Growth Fund's new fiscal year, we are wary of the high valuations in the stock market in general. The P/E multiple on the S&P 500 remains well in excess of historic levels and therefore, we will continue to look at companies with slightly smaller market capitalizations for more attractive buying opportunities. As always, we will focus on stocks that demonstrate signs of positive fundamental change, accelerating earnings and strong long-term growth prospects.

LYNCH & MAYER
November 9, 1998

U.S. GROWTH FUND
SECTOR ALLOCATION
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Finance                                                         5.1%
Chemicals/Energy                                                8.6%
Environmental Services                                          2.0%
Consumer Products                                               4.9%
Telecommunications                                              9.6%
Cash                                                            2.7%
Retail                                                         11.3%
Food, Beverage & Tobacco                                        7.5%
Health Care                                                    16.2%
Technology                                                     20.0%
Media                                                          12.1%


u.s.
growth

(photo of couple consulting with financial advisor)

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                                                               diversification
                                                                      5
U.S. GROWTH FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
DECEMBER 3, 1993 THROUGH OCTOBER 31, 1998



                                                     U.S. Growth     S & P 500
Period End                                           Fund A Class     Index
12/3/93                                                $ 9,425       $10,000
10/31/94                                               $ 9,633       $10,361
10/31/95                                               $11,727       $13,101
10/31/96                                               $13,038       $16,258
10/31/97                                               $17,364       $21,478
10/31/98                                               $19,186       $24,230


Chart assumes $10,000 invested on the inception date of December 3, 1993 through October 31, 1998, and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of the Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. Effective November 2, 1998, the maximum sales charge on A Class shares was raised from 4.75% to 5.75% for investments of less than $50,000.


U.S. GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

                                                       Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge                               +15.58%     +10.52%
   Including Sales Charge                               +14.19%      +4.14%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                               +15.95%      +9.62%
   Including Sales Charge                               +15.69%      +6.25%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
   Excluding Sales Charge                               +17.71%     +10.04%
   Including Sales Charge                               +17.71%      +9.35%
--------------------------------------------------------------------------------
Institutional Class* (Est. 2/3/94)                      +15.26%     +10.80%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. B and C Class results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Expense limitations were in effect for the periods shown. Performance would have been lower if the limitations were not in effect.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

*Available without sales charge or asset-based distribution charges only to certain eligible institutional accounts.


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for international
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       6


OVERSEAS EQUITY FUND
During Overseas Equity Fund's 1998 fiscal year, global markets faced economic and financial turmoil. Problems that plagued Asia since 1997 appeared to spread to other emerging markets. Russia devalued its currency and defaulted on debt obligations during the summer months, while an outflow of capital from Brazil brought fears that the country would devalue its currency. Simultaneously, Japan's procrastination with financial reform gave investors reason to worry.
   In developed markets such as the United Kingdom, investors sold stocks of strong companies this past summer in a panic over negative global events and increasing market volatility. This paralleled what happened in U.S. equity markets.
   For the 12 months ended October 31, 1998, Overseas Equity Fund had a total return of -12.95% (for A Class shares with distributions reinvested at net asset value). This return was much less than the +9.95% return of the unmanaged Morgan Stanley EAFE Index.
   The main reason for your Fund's weak performance results was Overseas Equity Fund's increased exposure to emerging market stocks that are not in the EAFE Index. The return for the unmanaged Morgan Stanley Capital International Emerging Markets Free Index was -30.99% for the 12 months ended October 31, 1998. As of October 31, 1998, about 25% of the Fund's net assets were invested in developing countries, an increase since the end of our last fiscal year.
   During the past 12 months, we concentrated the Fund's investment selection on what we believe are healthy, undervalued companies. Sometimes, we find these stocks in countries and regions whose economies are troubled. In Brazil, for example, we have taken a different stance from many international mutual funds.
   Despite negative news about the Brazilian government defaulting on loans and its prospects of currency devaluation, the positive news is that stock prices are low with company fundamentals generally strong. For example, defensive utility stocks with strong balance sheets, like Companhia Energetica de Minas Gerais, are selling at half of book value. With the bad news already universally known and overseas
equity

OVERSEAS EQUITY FUND
COUNTRY/REGION ALLOCATION
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Latin America                                                   8.5%
Australia & New Zealand                                        10.5%
Other Pacific Rim                                               5.2%
Germany                                                         7.2%
China & Hong Kong                                               4.8%
Cash                                                           11.3%
France                                                          4.8%
Spain                                                           4.1%
Japan                                                           9.2%
Turkey/Egypt/South Africa                                       4.8%
United Kingdom                                                 20.9%
Netherlands & Belgium                                           5.9%
Eastern Europe & Russia                                         2.8%




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                                                               for international
                                                               diversification
                                                                      7

valuations as low as these, it seems likely to us that Brazil's markets are now close to base levels, with strong rebound potential over the next few years.
   As of October 31, Hong Kong accounted for 2.95% of portfolio assets. We invested in companies that we believed offered good growth potential at bargain prices.
   In fiscal 1998, Guangshen Railway, a Chinese-owned railroad company listed on Hong Kong's stock exchange, was a positive contributor to Fund performance. With strong balance sheets, Guangshen Railway has rebounded quite strongly in recent months; however, it continues to trade at what we think is a low valuation.
   In our view, a slowdown in the world's established economies is likely in the year ahead. Though we believe further sharp market declines are unlikely, there are negative pressures on corporate profits, especially from rising labor costs and financial market excesses. This could affect underlying economies, particularly in the U.S. or U.K. We maintained the Fund's large positions in Australia and New Zealand because their currencies are undervalued and their stock prices remain attractive.
   We remain cautious about Japan which represented 9.2% of net assets as of October 31. In our view, its stock market is overvalued and its economy is still considerably compromised. Even though Japan's parliament approved a 60 trillion yen ($509 billion) bank bailout package in mid-October, the nation's economy will require time to recover.
   We will watch with interest as the European Community introduces a new single currency - the "Euro" - on January 4, 1999. The Euro is expected to enhance trade in Europe and reduce concern for currency fluctuations. We see this as a positive development, particularly since the dynamics of many participating nations are so different.

ROBERT AKESTER AND
CLIVE GILLMORE
Delaware International Advisers Ltd.
November 9, 1998


overview

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       8

OVERSEAS EQUITY FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
DECEMBER 3, 1993 THROUGH OCTOBER 31, 1998

                                              Overseas Equity     Morgan Stanley
Period End                                     Fund A Class        EAFE Index
12/3/93                                          $ 9,425            $10,000
10/31/94                                         $10,387            $11,276
10/31/95                                         $10,783            $11,268
10/31/96                                         $11,743            $12,485
10/31/97                                         $12,652            $13,099
10/31/98                                         $11,017            $13,040



Chart assumes $10,000 invested on the inception date of December 3, 1993 through October 31, 1998, and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of the Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. Effective November 2, 1998, the maximum sales charge on A Class shares was raised from 4.75% to 5.75% for investments of less than $50,000.


OVERSEAS EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

                                                         Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge                                  +3.22%     -12.95%
   Including Sales Charge                                  +1.98%     -17.93%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                                  +1.58%     -13.66%
   Including Sales Charge                                  +1.24%     -17.14%
--------------------------------------------------------------------------------
Class C (Est. 5/10/94)
   Excluding Sales Charge                                  +1.63%     -13.67%
   Including Sales Charge                                  +1.63%     -14.36%
--------------------------------------------------------------------------------
Institutional Class* (Est. 2/3/94)                         +2.31%     -12.82%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. B and C Class results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Expense limitations were in effect for the periods shown. Performance would have been lower if the limitations were not in effect.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

*Available without sales charge or asset-based distribution charges only to certain eligible institutional accounts.

                                                               for international
                                                               diversification
                                                                      9

NEW PACIFIC FUND
The past year has been the worst of times for emerging markets in the Pacific Rim. Following the failure of Japan's banking system in 1997, many of Asia's markets followed suit in 1998, wallowing in financial and political upheaval for much of the year. This made for an environment that exceeded any challenges investors have had to deal with in more than a decade.
   New Pacific Fund shared those challenges. For the 12 months ended October 31, 1998, the Fund had a total return of -36.85% (for A Class shares with distributions reinvested at net asset value). This was nearly three times the loss reported by the Morgan Stanley Pacific Index. Our disappointing results are largely the result of heavy weightings in markets such as China, Singapore and Hong Kong that were more severely affected by economic and political turmoil than other countries.
   Your Fund remains significantly underweighted in Japanese stocks relative to the Index (29% of your Fund's net assets versus 70% for the Index as of October
31), and more heavily weighted in countries such as Hong Kong, China and Singapore.
   In an effort to preserve capital during fiscal 1998, we increased the Fund's cash position from 1.6% of net assets in April to 16.5%.
   Since last spring, Japan has made several attempts to speed up its bank reform. The country devised and approved a bank bailout package that would use taxpayers' money to help recapitalize failed banks. Over the past six months, we also saw the yen react negatively to currency speculation. After losing ground, the yen bounced back in October.
   In China, there were rumblings of possible currency devaluation as a means to improve the country's export growth. We did not believe that China would devalue its currency, and it never did. But the harmful effects of speculation hit stock prices hard. We have since reduced our weighting in China.


new
pacific

NEW PACIFIC FUND
COUNTRY/REGION ALLOCATION
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Australia                                                      11.7%
China & Hong Kong                                              17.9%
India                                                           4.8%
Japan                                                          29.3%
Cash & Other                                                   17.2%
Philippines                                                     1.7%
Singapore                                                       6.1%
South Korea                                                     3.6%
Taiwan & Thailand                                               7.7%



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for international
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     10


   Our investments in Singapore have improved somewhat since April. One of the more resilient economies in the Pacific Rim, Singapore has recently benefited from renewed investor confidence in the region. During October, the Fund's position in Overseas Union Bank (OUB) has rebounded. Trading at 1 times its book value, it still appears to offer capital appreciation potential. OUB represented 1.5% of net assets as of fiscal year end. OUB may possibly merge with another bank to become a more prominent regional bank.
   Malaysia was a disappointment. By August, the political environment had deteriorated so much that we liquidated all of the Fund's holdings there. We reinvested the proceeds in stocks in neighboring Singapore, a relatively more stable established market. This move proved fortuitous since the Malaysian government subsequently imposed capital controls.
   Looking ahead, we believe that emerging markets that have underperformed in 1998 are poised to be strong performers in 1999. For us, there was never a question as to whether there was value in the Pacific Rim, but rather, if there was enough confidence to drive growth. As we've seen confidence returning to Asia, we believe this will lend much needed and long overdue support to the region.
   Based upon our outlook for a resumption of growth in the Pacific Rim for the coming year, we expect to reduce the Fund's cash position as new investment prospects arise. We know it has been difficult to stay the course with your Fund over the past year. However, we think there are considerable long-term opportunities that may mitigate the many special risks involved in investing in emerging markets. We believe the storm is beginning to break.

JANE PICKARD
AIB Govett, Inc.
November 9, 1998

WE BELIEVE THAT EMERGING MARKETS THAT HAVE UNDERPERFORMED IN 1998 ARE POISED TO BE STRONG PERFORMERS IN 1999.

NEW PACIFIC FUND
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Number of Stocks                                               50
Number of Countries                                            10
Portfolio Turnover                                            188%


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                                                               diversification
                                                                      11

NEW PACIFIC FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT
DECEMBER 3, 1993 TO OCTOBER 31, 1998

Morgan Stanley Pacific Index
New Pacific Fund A Class

                  New Pacific Fund A Class        Morgan Stanley Pacific Index
                  ------------------------        ----------------------------
12/3/93                   $9,425                            $10,000
10/31/94                  $9,101                            $11,885
10/31/95                  $7,827                            $10,574
10/31/96                  $8,473                            $10,944
10/31/97                  $6,681                            $ 8,807
10/31/98                  $4,568                            $ 7,600



Chart assumes $10,000 invested on the inception date of December 3, 1993 through October 31, 1998, and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of the Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. Effective November 2, 1998, the maximum sales charge on A Class shares was raised from 4.75% to 5.75% for investments of less than $50,000.


NEW PACIFIC FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

                                                        Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge                                -13.71%     -36.85%
   Including Sales Charge                                -14.75%     -40.51%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                                -14.32%     -37.05%
   Including Sales Charge                                -14.67%     -40.17%
--------------------------------------------------------------------------------
Class C (Est. 7/7/94)
   Excluding Sales Charge                                -15.60%     -37.18%
   Including Sales Charge                                -15.60%     -37.80%
--------------------------------------------------------------------------------
Institutional Class* (Est. 2/3/94)                       -15.70%     -36.39%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. B and C Class results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Expense limitations were in effect for the periods shown. Performance would have been lower if the limitations were not in effect.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

*Available without sales charge or asset-based distribution charges only to certain eligible institutional accounts.

12 for international diversification

Financial Statements

Delaware Group Adviser Funds, Inc.
U.S. Growth Fund
Statement of Net Assets
October 31, 1998
-------------------------------------------------------------------------------
                                                         Number of    Market
                                                           Shares      Value
                                                         ----------------------
 COMMON STOCK - 97.24%
 Banking, Finance & Insurance - 5.13%
 Federal Home Loan Mortgage ....................          13,800      $  793,500
 MGIC Investment ...............................          28,400       1,107,600
 Morgan Stanley Dean Witter ....................          10,100         653,975
                                                                      ----------
                                                                       2,555,075
                                                                      ----------
 Cable, Media & Publishing - 12.08%
*Chancellor Media Class A ......................          45,600       1,751,324
*Jacor Communications ..........................          20,000       1,101,250
 The News Corporation ..........................          52,800       1,442,100
 Time Warner ...................................          15,000       1,392,188
*Viacom Class B ................................           5,500         329,313
                                                                      ----------
                                                                       6,016,175
                                                                      ----------
 Chemicals - 4.35%
 Dial ..........................................          42,600       1,174,163
*ITT Educational Services ......................          15,800         469,063
 Monsanto ......................................          12,900         524,063
                                                                      ----------
                                                                       2,167,289
                                                                      ----------
 Computers & Technology - 15.65%
*Cisco Systems .................................          19,300       1,217,708
*Compuware .....................................          17,800         963,981
*Dell Computer .................................          15,300       1,002,628
*EMC ...........................................          21,100       1,358,312
 First Data ....................................               1              27
*Microsoft .....................................          17,800       1,885,130
 Pitney Bowes ..................................          24,800       1,365,550
                                                                      ----------
                                                                       7,793,336
                                                                      ----------
 Consumer Products - 4.89%
 Clorox ........................................           9,500       1,037,875
 Estee Lauder Class A ..........................           6,600         432,713
 Gillette ......................................          21,500         966,156
                                                                      ----------
                                                                       2,436,744
                                                                      ----------
 Electronics & Electrical - 4.36%
 Intel .........................................          11,500       1,026,016
 Schlumberger Ltd. .............................           8,700         456,750
 Xerox .........................................           7,100         687,813
                                                                      ----------
                                                                       2,170,579
                                                                      ----------
 Energy - 4.25%
 Anadarko Petroleum ............................          34,500       1,168,688
 Enron .........................................          18,000         949,500
                                                                      ----------
                                                                       2,118,188
                                                                      ----------
 Environmental Services - 1.96%
 Waste Management ..............................          21,600         974,700
                                                                      ----------
                                                                         974,700
                                                                      ----------

                                                         Number of      Market
                                                           Shares       Value
-------------------------------------------------------------------------------
 COMMON STOCK (Continued)
 Food, Beverage & Tobacco - 7.51%
 Coca Cola .....................................           6,800      $  459,850
 DEKALB Genetics ...............................           4,800         439,800
 PepsiCo .......................................          28,400         958,500
 Philip Morris .................................          18,900         966,263
 Whitman .......................................          42,700         915,381
                                                                      ----------
                                                                       3,739,794
                                                                      ----------
 Healthcare & Pharmaceuticals - 16.16%
 Baxter International ..........................          15,400         923,038
*Forest Laboratories ...........................          25,700       1,074,581
 Guidant .......................................          17,500       1,338,750
 Medtronic .....................................          15,400       1,001,000
 Mylan Laboratories ............................          14,200         489,013
 Pfizer ........................................           6,800         729,725
 Schering-Plough ...............................           9,000         925,875
*Sepracor ......................................           7,300         502,331
 Warner-Lambert ................................          13,600       1,065,900
                                                                      ----------
                                                                       8,050,213
                                                                      ----------
 Retail - 11.33%
 Family Dollar Stores ..........................          52,700         955,188
 Home Depot ....................................          25,300       1,100,550
*Kroger ........................................          21,600       1,198,800
*Safeway .......................................          33,200       1,587,374
 Tandy .........................................          16,200         802,913
                                                                      ----------
                                                                       5,644,825
                                                                      ----------
 Telecommunications - 9.57%
 AT&T ..........................................           8,045         500,801
 Comcast - Special Class A .....................          10,700         528,647
 MCI Worldcom ..................................          42,700       2,360,508
*Qwest Communications International ............          12,593         493,095
 SBC Communications ............................          19,100         884,569
                                                                      ----------
                                                                       4,767,620
                                                                      ----------
Total Common Stock (cost $40,385,899) ..........                      48,434,538
                                                                      ----------

                                                       Principal
                                                        Amount
                                                     -------------
REPURCHASE AGREEMENTS - 2.64%
With Chase Manhattan 5.30% 11/2/98 (dated
   10/30/98, collateralized by $437,000 U.S.
   Treasury Notes 5.75% due 10/31/02,
   market value $471,822) ......................        $462,000         462,000


-------------------------------
Top 10 holdings, representing 31.52% of net assets, are in boldface.

for international diversification 13

U.S. Growth Fund
Statement of Net Assets (Continued)
                                                         Principal        Market
                                                          Amount          Value
                                                         -----------------------
REPURCHASE AGREEMENTS (Continued)
With J.P. Morgan Securities 5.25% 11/2/98
   (dated 10/30/98, collateralized by
   $146,000 U.S. Treasury Notes 5.25%
   due 1/31/01, market value $151,106 and
   $114,000 U.S. Treasury Notes 5.50% due
   2/28/03, market value $119,805 and
   $15,000 U.S. Treasury Notes 5.625% due
   11/30/00, market value $16,028 and
   $134,000 U.S. Treasury Notes 6.25% due
   1/31/02, market value $143,809)....................     $422,000 $   422,000
With PaineWebber 5.30% 11/2/98 (dated
   10/30/98, collateralized by $162,000 U.S.
   Treasury Notes 5.625% due 5/15/01, market
   value $172,215 and $140,000 U.S.
   Treasury Notes 6.50% due 8/31/01, market
   value $149,492 and $105,000 U.S.
   Treasury Notes 7.50% due 5/15/02, market
   value $119,092) ....................................     432,000     432,000
                                                                    -----------
Total Repurchase Agreements (cost $1,316,000)..........               1,316,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 99.88%
   (cost $41,701,899) .................................             $49,750,538
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.12%                  60,544
                                                                    -----------
NET ASSETS APPLICABLE TO 4,298,618 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .............             $49,811,082
                                                                   ============

NET ASSET VALUE - U.S. GROWTH FUND A CLASS
   ($14,129,686 / 1,229,861 SHARES)....................                  $11.49
                                                                         ======
NET ASSET VALUE - U.S. GROWTH FUND B CLASS
   ($5,418,195 / 494,420 SHARES).......................                  $10.96
                                                                         ======
NET ASSET VALUE - U.S. GROWTH FUND C CLASS
   ($1,657,359 / 140,144 SHARES) ......................                  $11.83
                                                                         ======
NET ASSET VALUE - U.S. GROWTH FUND INSTITUTIONAL CLASS
   ($28,605,842 / 2,434,193 SHARES)....................                  $11.75
                                                                         ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $.01 par value, 70,000,000 shares authorized with
   20,000,000 shares allocated to the U.S. Growth Fund A Class,
   20,000,000 shares allocated to the U.S. Growth Fund B Class,
   15,000,000 shares allocated to the U.S. Growth Fund C Class and 15,000,000 shares allocated to the U.S.
   Growth Fund Institutional Class  ............................    $44,417,087
Accumulated net realized loss on investments ...................     (2,654,644)
Net unrealized appreciation of investments .....................      8,048,639
                                                                   ------------
Total Net Assets ...............................................    $49,811,082
                                                                   ============
----------------------
* Non-income producing security

--------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   U.S. GROWTH FUND A CLASS
Net asset value A Class (A) ....................................         $11.49
Sales charge (4.75% of offering price or 4.96% of the amount
   invested per share) (B) .....................................           0.57
                                                                         ------
Offering price .................................................         $12.06
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for U.S. Growth Fund A Class. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
Overseas Equity Fund
Statement of Net Assets
October 31, 1998

                                                           Number of    Market
                                                             Shares      Value
                                                           ---------------------
Common Stock - 87.55%
Argentina - 0.98%
Central Puerto SA, Class B .........................         8,000      $ 19,606
YPF Sociedad Anonima, ADR ..........................           500        14,469
                                                                        --------
                                                                          34,075
                                                                        --------
Australia - 7.94%
Amcor ..............................................        14,000        58,352
CSR ................................................        27,000        61,659
Foster's Brewing Group .............................        24,000        58,851
National Australia Bank ............................         4,400        58,202
Orica ..............................................         6,500        35,779
                                                                        --------
                                                                         272,843
                                                                        --------
Belgium - 0.84%
Electrabel SA ......................................            78        28,728
                                                                        --------
                                                                          28,728
                                                                        --------
Brazil - 4.03%
Aracruz Celulose SA, ADR ...........................         2,400        20,100
Companhia Energetica de Minas Gerais, ADR ..........           917        17,835
Companhia Paranaense de Energia-Copel, ADR .........         3,600        27,900
Telecommunicacoes Brasileiras SA, ADR ..............           420        31,894
Unibanco, GDR ......................................         1,320        23,100
Usinas Siderurg Minas, ADR .........................         5,600        17,651
                                                                        --------
                                                                         138,480
                                                                        --------
Chile - 1.43%
Administradora de Fondos de Pensiones
   Provida SA, ADR .................................         1,400        19,863
Banco BHIF, ADR ....................................         1,400        15,400
Empresa Nacional Electricidad SA, ADR ..............         1,400        13,913
                                                                        --------
                                                                          49,176
                                                                        --------

14 for international diversification

Overseas Equity Fund
Statement of Net Assets (Continued)
                                                        Number of       Market
                                                          Shares         Value
                                                        ------------------------
COMMON STOCK (Continued)
 China - 1.89%
 Guangdong Kelon Electrical Holding ............          30,000        $ 25,567
 Guangshen Railway .............................         100,000          15,495
 Shenzhen Expressway ...........................         106,000          23,952
                                                                        --------
                                                                          65,014
                                                                        --------
 Croatia - 0.37%
*Zagrebacka Banka, GDR .........................           1,200          12,900
                                                                        --------
                                                                          12,900
                                                                        --------
 Czech Republic - 0.18%
*Komercni Banka I.F ............................             400           6,332
                                                                        --------
                                                                           6,332
                                                                        --------
 Egypt - 0.80%
 Paints and Chemical, GDR ......................           3,000          27,375
                                                                        --------
                                                                          27,375
                                                                        --------
 Estonia - 0.37%
*EESTI Uhispank, ADR ...........................           2,490          12,637
                                                                        --------
                                                                          12,637
                                                                        --------
 France - 4.77%
 Compagnie de Saint Gobain .....................             432          64,026
 Elf Aquitaine .................................             520          60,286
 Societe Generale ..............................             300          39,757
                                                                        --------
                                                                         164,069
                                                                        --------
 Germany - 7.21%
 Bayer .........................................           1,600          64,571
 Bayerische Hypo-und Vereinsbank ...............             840          67,037
 Rheinisch Westfaelisches Elektric .............             860          46,276
 Siemens .......................................           1,150          69,946
                                                                        --------
                                                                         247,830
                                                                        --------
 Greece - 0.49%
 Attica Enterprises SA .........................           1,200           8,793
 Hellenic Bottling Company SA ..................             335           8,163
                                                                        --------
                                                                          16,956
                                                                        --------
 Hong Kong - 2.95%
 First Tractor .................................          42,000          13,287
 Hong Kong Electric ............................          24,000          88,011
                                                                        --------
                                                                         101,298
                                                                        --------
 India - 0.94%
 Larsen & Toubro, GDR ..........................           2,500          16,875
 Mahanagar Telephone Nigam, GDR ................           1,400          15,365
                                                                        --------
                                                                          32,240
                                                                        --------
 Japan - 9.20%
 Eisai .........................................           5,000          78,691
 Hitachi .......................................          12,000          61,266
 Koito Manufacturing ...........................           9,000          36,806
 Matsushita Electric Industrial ................           4,000          58,924
 West Japan Railway ............................              18          80,585
                                                                        --------
                                                                         316,272
                                                                        --------
 Malaysia - 1.17%
 Petronas Dagangan Berhad ......................          30,000          13,550
 Resorts World Berhad ..........................          18,000          11,503

                                                           Number of     Market
                                                            Shares        Value
--------------------------------------------------------------------------------
 COMMON STOCK (Continued)
 Malaysia (Continued)
 Sime Darby Berhad ...................................       28,000     $ 15,243
                                                                        --------
                                                                          40,296
                                                                        --------
 Mexico - 1.41%
 Alfa SA de CV, Class A ..............................        5,400       14,339
 Cemex SA, Class B ...................................        7,500       20,512
 Vitro SA, ADR .......................................        3,000       13,500
                                                                        --------
                                                                          48,351
                                                                        --------
 Netherlands - 5.04%
 Elsevier-CVA ........................................        4,500       63,401
 Koninklijke Van Ommeren .............................        1,300       42,133
 Royal Dutch Petroleum ...............................        1,400       67,649
                                                                        --------
                                                                         173,183
                                                                        --------
 New Zealand - 2.57%
 Carter Holt Harvey ..................................       28,000       22,826
 Telecom Corporation of New Zealand ..................       16,000       65,639
                                                                        --------
                                                                          88,465
                                                                        --------
 Peru - 0.70%
 Creditcorp Ltd., ADR ................................        2,420       16,335
 Telefonica del Peru SA, ADR .........................          600        7,800
                                                                        --------
                                                                          24,135
                                                                        --------
 Romania - 0.21%
*Banco Turco Romana SA, GDR ..........................        1,550        7,091
                                                                        --------
                                                                           7,091
                                                                        --------
 Russia - 0.68%
 Gazprom, ADR ........................................        1,000        9,325
 Lukoil Holding, ADR .................................          300        4,662
*Mosenergo, ADR ......................................        1,950        4,029
 Rossi Residential, GDR ..............................        6,000        5,281
                                                                        --------
                                                                          23,297
                                                                        --------
 South Africa - 3.49%
 Anglo American Coal .................................          300       17,526
 AngloAmerican Corporation of South Africa Limited ...          760       24,869
 Edgars Stores .......................................          816        3,694
 Iscor ...............................................       85,500       21,757
*Sappi Limited .......................................        5,000       25,088
 Sasol Limited .......................................        5,500       27,055
                                                                        --------
                                                                         119,989
                                                                        --------
 South Korea - 0.52%
 Pohang Iron & Steel, ADR ............................        1,000       18,000
                                                                        --------
                                                                          18,000
                                                                        --------
 Spain - 4.05%
 Iberdrola S.A .......................................        4,300       69,527
 Telefonica de Espana ................................        1,540       69,612
                                                                        --------
                                                                         139,139
                                                                        --------
 Taiwan - 1.14%
 Asia Cement, GDR ....................................        2,188       20,241
*Yageo, GDR ..........................................        2,800       18,900
                                                                        --------
                                                                          39,141
                                                                        --------
for international diversification 15

Overseas Equity Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                           Number of     Market
                                                            Shares        Value
                                                          ----------------------
 COMMON STOCK (Continued)
 Thailand - 0.72%
*Hana Microelectronics ...........................          8,000      $  21,413
*K.R. Precision ..................................          6,600          3,497
                                                                       ---------
                                                                          24,910
                                                                       ---------
 Turkey - 0.59%
*Efes Sinai Yatirim, ADR .........................          9,999          7,749
 Koc Holdings A.S ................................        134,600         12,377
                                                                       ---------
                                                                          20,126
                                                                       ---------
 United Kingdom - 20.87%
 Bass ............................................          5,357         64,964
 Blue Circle Industry ............................         15,000         81,970
 Boots ...........................................          5,800         87,629
 British Airways .................................          9,600         70,270
 GKN .............................................          7,300         87,732
 Glaxo Wellcome ..................................          3,000         93,113
 PowerGen ........................................          6,900         98,007
 Rio Tinto .......................................          7,200         87,737
 Taylor Woodrow ..................................         16,000         45,828
                                                                       ---------
                                                                         717,250
                                                                       ---------
 Total Common Stock (cost $3,481,324) ............                     3,009,598
                                                                       ---------

 Investment Companies - 1.18%
*India Fund, (The) ...............................          4,000         24,750
 Restitucni Investment Fund ......................            500         15,901
                                                                       ---------
 Total Investment Companies (cost $39,244) .......                        40,651
                                                                       ---------

                                                          Principal
                                                            Amount
                                                          ---------
Repurchase Agreements - 9.92%
With Chase Manhattan 5.30% 11/2/98 (dated
   10/30/98, collateralized by $113,000 U.S.
   Treasury Notes 5.75% due 10/31/02, market
   value $122,258) ...............................       $120,000        120,000
With J.P. Morgan Securities 5.25% 11/2/98
   (dated 10/30/98, collateralized by $38,000
   U.S. Treasury Notes 5.25% due 1/31/01,
   market value $39,154 and $29,000 U.S.
   Treasury Notes 5.50% due 2/28/03, market
   value $31,044 and $4,000 U.S. Treasury
   Notes 5.625% due 11/30/00, market value
   $4,153 and $35,000 U.S. Treasury Notes
   6.25% due 1/31/02, market value $37,263) ......        109,000        109,000
With PaineWebber 5.30% 11/2/98 (dated
   10/30/98, collateralized by $42,000 U.S.
   Treasury Notes 5.625% due 5/15/01,
   market value $44,624 and $36,000 U.S.
   Treasury Notes 6.50% due 8/31/01, market
   value $38,736 and $27,000 U.S.
   Treasury Notes 7.50% due 5/15/02, market
   value $30,859) ................................        112,000        112,000
                                                                        --------
Total Repurchase Agreements (cost $341,000) ......                       341,000
                                                                        --------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.65%
   (COST $3,861,568) ..........................................      $3,391,249
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.35% .......          46,272
                                                                  -------------
NET ASSETS APPLICABLE TO 401,432 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% .....................      $3,437,521
                                                                  =============

NET ASSET VALUE - OVERSEAS EQUITY FUND A CLASS
   ($2,034,186 / 227,402 SHARES) ..............................           $8.95
                                                                          =====
NET ASSET VALUE - OVERSEAS EQUITY FUND B CLASS
   ($1,165,743 / 145,216 SHARES) ..............................           $8.03
                                                                          =====
NET ASSET VALUE - OVERSEAS EQUITY FUND C CLASS
   ($178,702 / 22,220 SHARES) .................................           $8.04
                                                                          =====
NET ASSET VALUE - OVERSEAS EQUITY FUND INSTITUTIONAL CLASS
   ($58,890 / 6,594 SHARES) ...................................           $8.93
                                                                          =====

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $.01 par value 70,000,000 shares authorized with
   20,000,000 shares allocated to the Overseas Equity Fund A Class,
   20,000,000 shares allocated to the Overseas Equity Fund B Class,
   15,000,000 shares allocated to the Overseas Equity Fund C Class and 15,000,000 shares allocated to the Overseas Equity Fund
   Institutional Class ............................................  $3,066,414
**Undistributed net investment income .............................     273,217
  Accumulated net realized gain on investments ....................     566,354
  Net unrealized depreciation of investments and foreign currencies    (468,464)
                                                                   ------------
  Total Net Assets ................................................  $3,437,521
                                                                   ============
----------------------
 *Non-income producing security
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depository Receipt
GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   OVERSEAS EQUITY FUND A CLASS
Net asset value A Class (A) .....................................         $8.95
Sales charge (4.75% of offering price or 5.03% of the amount
   invested per share) (B).......................................          0.45
                                                                          -----
Offering Price...................................................         $9.40
                                                                          =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Overseas Equity Fund A Class. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

See accompanying notes

16 for international diversification

Delaware Group Adviser Funds, Inc.
New Pacific Fund
Statement of Net Assets
October 31, 1998

                                                         Number of      Market
                                                          Shares         Value
                                                         -----------------------
 COMMON STOCK - 78.50%
 Australia - 11.74%
 Australia & New Zealand Banking Group .........          30,000      $  171,274
 Broken Hill Proprietary .......................          19,000         161,229
 Goodman Fielder ...............................          59,400          78,313
 News Corporation ..............................          21,000         143,215
 Pacific Dunlop ................................          99,200         178,260
 Pasminco ......................................         113,300          92,609
 Qantas Airways ................................         100,000         169,714
                                                                      ----------
                                                                         994,614
                                                                      ----------
 China - 3.11%
 Guangdong Kelon Electrical Holding ............         309,000         263,335
                                                                      ----------
                                                                         263,335
                                                                      ----------
 Hong Kong - 14.77%
 Cheung Kong Infrastructure ....................          33,000          83,943
 CLP Holdings ..................................          30,000         168,507
 Dah Sing Financial ............................          96,000         168,584
 HSBC Holdings .................................           5,600         128,349
 Hutchison Whampoa .............................          11,000          78,830
 Johnson Electric ..............................          58,000         134,805
*New World Infrastructure ......................         108,000         154,096
 Sun Hung Kai Properties .......................          48,000         334,690
                                                                      ----------
                                                                       1,251,804
                                                                      ----------
 India - 4.76%
 BSES, GDR .....................................           3,950          48,585
 Mahanagar Telephone Nigam, GDR ................          12,500         137,188
 Ranbaxy Laboratories, GDR .....................           2,733          38,672
 Reliance Industries, ADR ......................          24,180         122,714
 State Bank of India, GDR ......................           6,950          56,121
                                                                      ----------
                                                                         403,280
                                                                      ----------
 Japan - 29.26%
 Asatsu ........................................           7,700         143,194
 Fuji Photo Film ...............................           6,000         220,578
 Fujitsu .......................................          17,000         181,490
 Ito-Yokado ....................................           4,000         234,180
 Kirin Brewery .................................          22,000         240,552
 NIFCO .........................................             800           5,889
 Nippon Telegraph & Telephone ..................              13         102,075
 Nippon Television Network .....................             200          62,592
 NTT Mobile Communications .....................               4         144,985
 Omron .........................................          11,000         107,964
 ORIX Finance-Leasing ..........................           3,400         244,425
 Ricoh .........................................          13,000         110,245
 Sekisui Chemical ..............................          35,000         191,347
 Shohkoh Fund ..................................             600         183,125
 Sony ..........................................           1,200          76,453
 Yamanouchi Pharmaceutical .....................           8,000         230,048
                                                                      ----------
                                                                       2,479,142
                                                                      ----------

                                                          Number of      Market
                                                           Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK (Continued)
 Philippines - 1.74%
 Far East Bank & Trust .............................         3,479     $   3,449
 Philippine Long Distance, ADR .....................         5,900       143,813
                                                                       ---------
                                                                         147,262
                                                                       ---------
 Singapore - 6.13%
 DBS Land ..........................................       144,000       163,203
 Development Bank of Singapore .....................        10,800        67,853
 Overseas Union Bank ...............................        47,000       127,958
 Sembcorp Industries ...............................            26            26
 Singapore Airlines ................................        26,000       160,148
                                                                       ---------
                                                                         519,188
                                                                       ---------
 South Korea - 3.61%
 L.G. Chemical .....................................         5,600        43,501
 L.G. Information & Communication ..................         2,000        45,926
 Pohang Iron & Steel ...............................         3,190       175,274
 Samsung Electronics ...............................         1,000        40,924
                                                                       ---------
                                                                         305,625
                                                                       ---------
 Thailand - 3.38%
 Bangkok Expressway Public .........................       176,200       138,853
 BEC World Public ..................................        24,200       147,304
                                                                       ---------
                                                                         286,157
                                                                       ---------
 Total Common Stock (cost $6,681,532) ..............                   6,650,407
                                                                       ---------

 Investment Companies - 4.34%
*Taipei Fund .......................................            43       367,650
                                                                       ---------
 Total Investment Companies (cost $419,903) ........                     367,650
                                                                       ---------

 Warrants - 0.02%
*Belle .............................................        98,000           194
*OPTEC .............................................            20           625
*Rashid Hussain ....................................         5,571           703
                                                                       ---------
 Total Warrants (cost $24,077) .....................                       1,522
                                                                       ---------

                                                         Principal
                                                           Amount
                                                       -------------
Repurchase Agreements - 16.39%
With Chase Manhattan 5.30% 11/2/98 (dated
   10/30/98, collateralized by $461,000 U.S.
   Treasury Notes 5.75% due 10/31/02, market
   value $497,994) ...................................    $488,000       488,000
With J.P. Morgan Securities 5.25% 11/2/98 (dated
   10/30/98, collateralized by $154,000 U.S.
   Treasury Notes 5.25% due 1/31/01, market
   value $159,489 and $120,000 U.S. Treasury
   Notes 5.50% due 2/28/03, market value
   $126,450 and $16,000 U.S. Treasury Notes
   5.625% due 11/30/00, market value $16,917
   and $141,000 U.S. Treasury Notes 6.25%
   due 1/31/02, market value $151,786) ...............     445,000       445,000
                                            for international diversification 17

New Pacific Fund
Statement of Net Assets (Continued)
                                                          Principal     Market
                                                            Amount       Value
                                                          ----------------------
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 5.30% 11/2/98 (dated
   10/30/98, collateralized by $171,000 U.S.
   Treasury Notes 5.625% due 5/15/01, market
   value $181,768 and $147,000 U.S. Treasury
   Notes 6.50% due 8/31/01, market value
   $157,785 and $111,000 U.S. Treasury Notes
   7.50% due 5/15/02, market
   value $125,698) ...............................     $  456,000     $  456,000
                                                                      ----------
Total Repurchase Agreements
   (cost $1,389,000) .............................                     1,389,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES - 99.25%
   (COST $8,514,512) ..........................................       $8,408,579
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.75% .......           63,355
                                                                      ----------
NET ASSETS APPLICABLE TO 1,838,730 SHARES ($.01 PAR VALUE)
   OUTSTANDING - 100.00% ......................................       $8,471,934
                                                                      ==========

NET ASSET VALUE - NEW PACIFIC FUND A CLASS
   ($5,887,073 / 1,283,482 SHARES) ............................            $4.59
                                                                           =====
NET ASSET VALUE - NEW PACIFIC FUND B CLASS
   ($2,236,033 / 480,027 SHARES) ..............................            $4.66
                                                                           =====
NET ASSET VALUE - NEW PACIFIC FUND C CLASS
   ($130,027 / 28,570 SHARES) .................................            $4.55
                                                                           =====
NET ASSET VALUE - NEW PACIFIC FUND INSTITUTIONAL CLASS
   ($218,801 / 46,651 SHARES) .................................            $4.69
                                                                           =====

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common Stock, $.01 par value, 70,000,000 shares authorized with
   20,000,000 shares allocated to the New Pacific Fund A Class,
   20,000,000 shares allocated to the New Pacific Fund B Class,
   15,000,000 shares allocated to the New Pacific Fund C Class and
   15,000,000 shares allocated to the New Pacific Fund
   Institutional Class ............................................ $15,733,247
Accumulated net realized loss on investments ......................  (7,090,301)
Net unrealized depreciation of investments and foreign currencies..    (171,012)
                                                                   ------------
Total Net Assets ..................................................  $8,471,934
                                                                   ============
----------------------
* Non-income producing security

ADR - American Depository Receipt
GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   NEW PACIFIC FUND A CLASS
Net asset value A Class (A) .........................................   $   4.59
Sales charge (4.75% of offering price or 5.01% of the amount
   invested per share) (B) ..........................................       0.23
                                                                           -----
Offering price ......................................................   $   4.82
                                                                           =====
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.


(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for New Pacific Fund Class A. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes

18 for international diversification

Delaware Group Adviser Funds, Inc.
Statements of Assets and Liabilities
October 31, 1998

----------------------------------------------------------------------------------------------------
                                                                U.S.        Overseas       New
                                                               Growth        Equity       Pacific
                                                                Fund          Fund          Fund
                                                            -----------    ----------     ----------
ASSETS:
Investments at market .................................     $49,750,538    $3,391,249     $8,408,579
Cash and foreign currencies ...........................              --            --         64,219
Dividends and interest receivable .....................          16,942        20,086         70,944
Subscriptions receivable ..............................         307,511         3,363         59,482
Receivable for securities sold ........................              --            --        238,934
Other assets ..........................................           4,737        18,036         58,388
                                                            -----------    ----------     ----------
   Total assets .......................................      50,079,728     3,432,734      8,900,546
                                                            -----------    ----------     ----------
LIABILITIES:
Liquidations payable ..................................         152,358         4,857             15
Payable for securities purchased ......................         173,967            --        348,310
Payable for foreign exchange contracts, net ...........              --            --         51,742
Other accounts payable and accrued expenses ...........         (57,679)       (9,644)        28,545
                                                            -----------    ----------     ----------
   Total liabilities ..................................         268,646        (4,787)       428,612
                                                            -----------    ----------     ----------
TOTAL NET ASSETS ......................................     $49,811,082    $3,437,521     $8,471,934
                                                            ===========    ==========     ==========
Investments at cost ...................................     $41,701,899    $3,861,568     $8,514,512
                                                            ===========    ==========     ==========

                             See accompanying notes
                                            for international diversification 19

Delaware Group Adviser Funds, Inc.
Statements of Operations
Year Ended October 31, 1998

----------------------------------------------------------------------------------------------------
                                                                U.S.        Overseas       New
                                                               Growth        Equity       Pacific
                                                                Fund          Fund          Fund
                                                            -----------    ----------     ----------
INVESTMENT INCOME:
Interest ...............................................     $  151,943    $  25,969    $    36,485
Dividends ..............................................        221,574      120,937        151,023
Foreign tax withheld ...................................             --       (7,354)        (5,551)
                                                             ----------   ----------    -----------
                                                                373,517      139,552        181,957
                                                             ----------   ----------    -----------
EXPENSES:
Management fees ........................................        277,028       46,051         50,696
Custodian fees and expenses ............................          3,900       18,991         71,900
Dividend disbursing and transfer agent fees and expenses         88,136       33,153         65,740
Distribution expense ...................................         73,862       25,803         43,071
Registration fees ......................................         29,717       39,061         31,151
Reports and statements to shareholders .................         13,461       10,760          6,608
Professional fees ......................................         20,500        7,000         12,000
Accounting and administration ..........................         16,708        3,209          3,660
Taxes (other than taxes on income) .....................          5,236        2,420          2,002
Amortization of organization expenses ..................          1,578        1,982          1,877
Directors' fees ........................................          1,050          448            800
Other ..................................................          3,179       11,505         14,813
                                                             ----------   ----------    -----------
                                                                534,355      200,383        304,318
Less expenses absorbed or waived by
   Delaware Management Company .........................           (667)     (97,446)      (119,003)
                                                             ----------   ----------    -----------
Total expenses .........................................        533,688      102,937        185,315
                                                             ----------   ----------    -----------
NET INVESTMENT INCOME (LOSS) ...........................       (160,171)      36,615         (3,358)
                                                             ----------   ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments ............................................     (2,654,644)     563,512     (5,921,619)
Foreign currencies .....................................             --      236,032       (474,332)
                                                             ----------   ----------    -----------
Net realized gain (loss) ...............................     (2,654,644)     799,544     (6,395,951)
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies ..................      5,165,122   (1,701,170)     2,186,476
                                                             ----------   ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES ..................      2,510,478     (901,626)    (4,209,475)
                                                             ----------   ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................     $2,350,307    ($865,011)   ($4,212,833)
                                                             ==========   ==========    ===========

                             See accompanying notes

20 for international diversification

Delaware Group Adviser Funds, Inc.
Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------------------------
                                                        U. S. Growth Fund       Overseas Equity Fund       New Pacific Fund
                                                     ----------------------    ----------------------   ----------------------
                                                      Year Ended October 31,    Year Ended October 31,   Year Ended October 31,
                                                        1998         1997          1998        1997        1998          1997
OPERATIONS:
Net investment income (loss)                         $ (160,171)  $  (91,868)  $   36,615    $  (84,832)  $   (3,358)  $   (20,150)
Net realized gain (loss) on investments and
  foreign currencies                                 (2,654,644)  10,854,607      799,544     2,291,320   (6,395,951)     (992,876)
Net change in unrealized appreciation/depreciation
  of investments and foreign currencies               5,165,122     (830,970)  (1,701,170)     (584,515)   2,186,476    (1,602,579)
                                                    -----------  -----------   ----------   -----------   ----------   -----------
Net increase (decrease) in net assets resulting
  from operations                                     2,350,307    9,931,769     (865,011)    1,621,973   (4,212,833)   (2,615,605)
                                                    -----------  -----------   ----------   -----------   ----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class                                                   --          --      (454,027)     (522,689)     (55,976)     (190,598)
   B Class                                                   --          --       (65,715)      (46,161)     (19,082)       (8,912)
   C Class                                                   --          --        (7,303)       (4,286)      (1,015)         (761)
   Institutional Class                                       --          --        (2,683)         (803)      (2,018)         (370)
Net realized gain on investments:
   A Class                                           (2,703,511)  (1,626,328)  (1,431,918)     (396,523)          --            --
   B Class                                             (722,725)     (85,057)    (207,294)      (35,183)          --            --
   C Class                                             (110,828)      (5,841)     (23,031)       (3,252)          --            --
   Institutional Class                               (7,317,726)  (1,003,161)      (8,463)         (610)          --            --
                                                    -----------  -----------   ----------   -----------   ----------   -----------
                                                    (10,854,790)  (2,720,387)  (2,200,434)   (1,009,507)     (78,091)     (200,641)
                                                    -----------  -----------   ----------   -----------   ----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class                                           12,827,868   10,781,745      498,572     2,484,892    4,005,717     9,268,516
   B Class                                            4,264,169      797,219      140,999       382,413    1,715,579     2,799,014
   C Class                                            1,702,784      221,107      117,386        96,743      107,657       152,523
   Institutional Class                               15,808,803    7,357,639       23,006       104,137      738,249       996,240
Net asset value of shares issued upon reinvestment
 of distributions from net investment income and
  net realized gain on investments:
   A Class                                            2,613,993    1,622,653    1,867,982       913,591       55,567       189,818
   B Class                                              591,336       84,600      264,050        74,801       18,639         8,437
   C Class                                              109,009        5,683       29,819         7,537        1,013           761
   Institutional Class                                7,317,726    1,003,161       11,146         1,413        2,018           371
                                                    -----------  -----------   ----------   -----------   ----------   -----------
                                                     45,235,688   21,873,807    2,952,960     4,065,527    6,644,439    13,415,680
                                                    -----------  -----------   ----------   -----------   ----------   -----------
Cost of shares repurchased:
   A Class                                           (6,104,829) (25,598,341)  (8,677,065)   (8,030,552)  (2,239,821)  (11,746,630)
   B Class                                             (377,480)    (241,326)    (219,839)     (214,003)    (938,555)     (383,325)
   C Class                                             (261,212)     (52,050)     (76,715)      (55,031)     (49,819)      (27,334)
   Institutional Class                               (7,470,416)  (2,884,902)     (14,376)     (330,279)    (710,048)     (863,361)
                                                    -----------  -----------   ----------   -----------   ----------   -----------
                                                    (14,213,937) (28,776,619)  (8,987,995)   (8,629,865)  (3,938,243)  (13,020,650)
                                                    -----------  -----------   ----------   -----------   ----------   -----------
Increase (decrease) in net assets derived from
  capital share transactions                         31,021,751   (6,902,812)  (6,035,035)   (4,564,338)   2,706,196       395,030
                                                    -----------  -----------   ----------   -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS                22,517,268      308,750   (9,100,480)   (3,951,872)  (1,584,728)   (2,421,216)

NET ASSETS:
Beginning of year                                    27,293,814   26,985,244   12,538,001    16,489,873   10,056,662    12,477,878
                                                    -----------  -----------   ----------   -----------   ----------   -----------
End of year                                         $49,811,082  $27,293,814   $3,437,521   $12,538,001   $8,471,934   $10,056,662
                                                    ===========  ===========   ==========   ===========   ==========   ===========

                             See accompanying notes
                                            for international diversification 21

Delaware Group Adviser Funds, Inc.
Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              U.S. Growth Fund A Class
                                                            ---------------------------------------------------------------
                                                                                                                 Period
                                                                      Year Ended October 31,                  12/3/93(1) to
                                                              1998(4)     1997(4)      1996(5)       1995       10/31/94
Net asset value, beginning of period ..................      $16.650     $13.820      $12.430      $10.210       $10.000

Income from investment operations:
   Net investment loss ................................       (0.062)     (0.060)      (0.090)      (0.090)      (0.040)
   Net realized and unrealized gain on investments ....        1.272       4.250        1.480        2.310        0.260
                                                             -------     -------      -------      -------       ------
   Total from investment operations ...................        1.210       4.190        1.390        2.220        0.220
                                                             -------     -------      -------      -------       ------
Less dividends and distributions:
   Dividends from net investment income ...............           --          --           --           --       (0.010)
   Distributions from net realized gain on investments.       (6.370)     (1.360)          --           --           --
                                                             -------     -------      -------      -------       ------
   Total dividends and distributions ..................       (6.370)     (1.360)          --           --       (0.010)
                                                             -------     -------      -------      -------       ------
Net asset value, end of period ........................      $11.490     $16.650      $13.820      $12.430      $10.210
                                                             =======     =======      =======      =======      =======

Total return(2) .......................................        10.52%      33.18%       11.18%       21.74%        2.18%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............      $14,130      $6,933      $16,118      $13,574      $10,669
   Ratio of expenses to average net assets ............         1.49%       1.44%        1.80%        1.85%        1.85%(3)
   Ratio of expenses to average net assets prior
     to expense limitation ............................         1.49%        N/A         1.88%        2.18%        2.94%(3)
   Ratio of net investment loss to average net assets .        (0.52%)     (0.38%)      (0.77)%      (0.88%)      (0.51%)(3)
   Ratio of net investment loss to average net assets
     prior to expense limitation ......................        (0.52%)       N/A        (0.85)%      (1.21%)      (1.60%)(3)
   Portfolio turnover rate ............................          135%        144%         131%          58%          66%
----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

22 for international diversification

-------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              U.S. Growth Fund B Class
                                                            ---------------------------------------------------------------
                                                                                                                 Period
                                                                      Year Ended October 31,                  3/29/94(1) to
                                                              1998(4)     1997(4)      1996(5)       1995       10/31/94
Net asset value, beginning of period                         $16.260     $13.610      $12.330      $10.190      $10.000

Income from investment operations:
   Net investment loss                                        (0.140)     (0.160)      (0.170)      (0.140)      (0.030)
   Net realized and unrealized gain on investments             1.210       4.170        1.450        2.280        0.220
                                                             -------     -------      -------      -------       ------
   Total from investment operations                            1.070       4.010        1.280        2.140        0.190
                                                             -------     -------      -------      -------       ------
Less dividends and distributions:
   Dividends from net investment income                           --          --           --           --           --
   Distributions from net realized gain on investments        (6.370)     (1.360)          --           --           --
                                                             -------     -------      -------      -------       ------
   Total dividends and distributions                          (6.370)     (1.360)          --           --           --
                                                             -------     -------      -------      -------       ------
Net asset value, end of period                               $10.960     $16.260      $13.610      $12.330      $10.190
                                                             =======     =======      =======      =======      =======
Total return(2)                                                 9.62%      32.30%       10.38%       21.00%        1.90%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                    $5,418      $1,653         $809         $567         $204
   Ratio of expenses to average net assets                      2.19%       2.14%        2.48%        2.50%        2.50%(3)
   Ratio of expenses to average net assets prior
     to expense limitation                                      2.19%        N/A         2.56%        2.83%        3.60%(3)
   Ratio of net investment loss to average net assets          (1.22%)     (1.08%)      (1.45%)      (1.57%)      (1.26%)(3)
   Ratio of net investment loss to average net assets
     prior to expense limitation                               (1.22%)       N/A        (1.53%)      (1.90%)      (2.36%)(3)
   Portfolio turnover rate                                       135%        144%         131%          58%          66%
----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                            for international diversification 23

-------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 U.S. Growth Fund C Class
                                                            ---------------------------------------------------------------
                                                                                                                   Period
                                                                      Year Ended October 31,                    5/23/94(1) to
                                                                 1998(4)      1997(4)      1996(5)      1995       10/31/94

Net asset value, beginning of period ......................      $17.020      $14.180      $12.850     $10.620     $10.000

Income from investment operations:
   Net investment loss ....................................       (0.148)      (0.170)      (0.160)     (0.100)     (0.030)
   Net realized and unrealized gain on investments ........        1.328        4.370        1.490       2.330       0.650
                                                               ---------     --------     --------     -------     -------
   Total from investment operations .......................        1.180        4.200        1.330       2.230       0.620
                                                               ---------     --------     --------     -------     -------

Less dividends and distributions:
   Dividends from net investment income ...................           --           --           --          --          --
   Distributions from net realized gain on investments ....       (6.370)      (1.360)          --          --          --
                                                               ---------     --------     --------     -------     -------
   Total dividends and distributions ......................       (6.370)      (1.360)          --          --          --
                                                               ---------     --------     --------     -------     -------
Net asset value, end of period ............................      $11.830      $17.020      $14.180     $12.850     $10.620
                                                               =========     ========     ========     =======     =======

Total return(2) ...........................................       10.04%       32.26%       10.35%      21.00%       6.17%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................      $1,657         $252          $55         $27         $5
   Ratio of expenses to average net assets ................        2.19%        2.14%        2.48%       2.50%      2.50%(3)
   Ratio of expenses to average net assets prior to expense
    limitation ............................................        2.19%          N/A        2.56%       2.82%      3.54%(3)
   Ratio of net investment loss to average net assets .....       (1.22%)      (1.08%)      (1.45%)     (1.61%)   (1.09%)(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation .................................       (1.22%)         N/A       (1.53%)     (1.93%)   (2.13%)(3)
   Portfolio turnover rate ................................         135%         144%         131%         58%         66%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

24 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         U.S. Growth Fund Institutional Class
                                                              -----------------------------------------------------------
                                                                                                                 Period
                                                                         Year Ended October 31,              2/3/94(1) to
                                                              1998(4)      1997(4)     1996(5)       1995       10/31/94
Net asset value, beginning of period ........................ $16.860     $13.940      $12.500     $10.230      $10.520

Income (loss) from investment operations:
   Net investment loss ......................................  (0.027)     (0.010)      (0.050)     (0.050)      (0.010)
   Net realized and unrealized gain (loss) on investments ...   1.287       4.290        1.490       2.320       (0.280)
                                                              -------     -------      -------     -------      -------
   Total from investment operations .........................   1.260       4.280        1.440       2.270       (0.290)
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income .....................      --          --           --          --           --
   Distributions from net realized gain on investments ......  (6.370)     (1.360)          --          --           --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ........................  (6.370)     (1.360)          --          --           --
                                                              -------     -------      -------     -------      -------
Net asset value, end of period .............................. $11.750     $16.860      $13.940     $12.500      $10.230
                                                              =======     =======      =======     =======      =======

Total return(2) .............................................  10.80%      33.57%       11.52%      22.19%       (2.78%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $28,606     $18,455      $10,003      $4,819       $1,630
   Ratio of expenses to average net assets ..................   1.19%       1.14%        1.48%       1.50%       1.50%(3)
   Ratio of expenses to average net assets prior to expense
    limitation ..............................................   1.19%         N/A        1.56%       1.83%       2.60%(3)
   Ratio of net investment loss to average net assets .......  (0.22%)     (0.08%)      (0.45%)     (0.59%)    (0.27%)(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation ..................................   (0.22%)        N/A       (0.53%)     (0.92%)    (1.37%)(3)
   Portfolio turnover rate .................................     135%        144%         131%         58%          66%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                     for international diversification 25

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Overseas Equity Fund A Class
                                                              ------------------------------------------------------------
                                                                                                                Period
                                                                    Year Ended October 31,                   12/3/93(1) to
                                                               1998(4)     1997(4)      1996(5)      1995       10/31/94
Net asset value, beginning of period .......................  $12.520     $12.390      $11.400     $11.000      $10.000

Income (loss) from investment operations:
   Net investment income (loss) ............................    0.091      (0.060)      (0.060)      0.010        0.020
   Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (1.501)      0.960        1.073       0.400        1.010
                                                              -------     -------      -------     -------      -------
   Total from investment operations ........................   (1.410)      0.900        1.013       0.410        1.030
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.520)     (0.440)      (0.023)     (0.010)      (0.030)
   Distributions from net realized gain on investments .....   (1.640)     (0.330)          --          --           --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions .......................   (2.160)     (0.770)      (0.023)     (0.010)      (0.030)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period .............................   $8.950     $12.520      $12.390     $11.400      $11.000
                                                              =======     =======      =======     =======      =======

Total return(2) ............................................  (12.95%)      7.74%        8.90%       3.81%       10.25%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $2,034     $10,868      $14,886     $13,018      $11,721
   Ratio of expenses to average net assets .................    1.83%       1.80%        1.82%       1.85%       1.85%(3)
   Ratio of expenses to average net assets prior to expense
    limitation .............................................    3.75%         N/A        2.60%       2.96%       3.56%(3)
   Ratio of net investment income (loss) to average net assets  0.93%      (0.45%)      (0.51%)      0.00%       0.25%(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation .................................... (0.99%)        N/A       (1.29%)     (1.11%)     (1.96%)(3)
   Portfolio turnover rate ...................................    87%         18%          21%          9%          6%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

26 for international diversification

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Overseas Equity Fund B Class
                                                              ------------------------------------------------------------
                                                                                                                Period
                                                                           Year Ended October 31,            3/29/94(1) to
                                                               1998(4)    1997(4)       1996(5)      1995       10/31/94
Net asset value, beginning of period .......................  $11.540     $11.560      $10.710     $10.400      $10.000

Income (loss) from investment operations:
   Net investment income (loss) ............................    0.033      (0.140)      (0.060)     (0.020)          --
   Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (1.383)      0.890        0.930       0.350        0.430
                                                              -------     -------      -------     -------      -------
   Total from investment operations ........................   (1.350)      0.750        0.870       0.330        0.430
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.520)     (0.440)      (0.020)     (0.020)      (0.030)
   Distributions from net realized gain on investments .....   (1.640)     (0.330)          --          --           --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions .......................   (2.160)     (0.770)      (0.020)     (0.020)      (0.030)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period .............................   $8.030     $11.540      $11.560     $10.710      $10.400
                                                              =======     =======      =======     =======      =======

Total return(2) ............................................  (13.66%)      6.95%        8.16%       3.19%        4.28%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $1,166      $1,450       $1,208      $1,183        $523
   Ratio of expenses to average net assets .................    2.53%       2.50%        2.50%       2.50%       2.50%(3)
   Ratio of expenses to average net assets prior to expense
    limitation .............................................    4.45%         N/A        3.28%       3.61%       4.22%(3)
   Ratio of net investment income (loss) to average net assets  0.23%      (1.16%)      (1.19%)     (0.57%)    (0.37%)(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation ...................................  (1.69%)        N/A       (1.97%)     (1.68%)    (2.09%)(3)
   Portfolio turnover rate ..................................     87%         18%          21%          9%           6%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                           for international diversification 27

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Overseas Equity Fund C Class
                                                              ---------------------------------------------------------
                                                                                                               Period
                                                                    Year Ended October 31,                 5/10/94(1) to
                                                              1998(4)    1997(4)      1996(5)       1995      10/31/94
Net asset value, beginning of period .......................  $11.550    $11.580      $10.730     $10.430      $10.000

Income (loss) from investment operations:
   Net investment income (loss) ............................    0.033     (0.140)      (0.060)     (0.060)       0.010
   Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (1.383)     0.880        0.930       0.390        0.440
                                                              -------   --------     --------    --------     --------
   Total from investment operations ........................   (1.350)     0.740        0.870       0.330        0.450
                                                              -------   --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.520)    (0.440)      (0.020)     (0.030)      (0.020)
   Distributions from net realized gain on investments .....   (1.640)    (0.330)          --          --           --
                                                              -------   --------     --------    --------     --------
   Total dividends and distributions .......................   (2.160)    (0.770)      (0.020)     (0.030)      (0.020)
                                                              -------   --------     --------    --------     --------
Net asset value, end of period .............................  $ 8.040    $11.550      $11.580     $10.730      $10.430
                                                              =======   ========     ========    ========     ========

Total return(2) ............................................  (13.67%)     6.85%        8.15%       3.16%        4.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $179       $159         $112         $43         $38
   Ratio of expenses to average net assets .................    2.53%      2.50%        2.50%       2.50%       2.50%(3)
   Ratio of expenses to average net assets prior to expense
    limitation .............................................    4.45%        N/A        3.28%       3.61%       4.23%(3)
   Ratio of net investment income (loss) to average net assets  0.23%     (1.16%)      (1.19%)     (0.62%)      0.16%(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation ..................................   (1.69%)       N/A       (1.97%)     (1.73%)    (1.57%)(3)
   Portfolio turnover rate .................................      87%        18%          21%          9%           6%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

28 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Overseas Equity Fund Institutional Class
                                                              -------------------------------------------------------------
                                                                                                                  Period
                                                                         Year Ended October 31,                2/3/94(1) to
                                                               1998(4)    1997(4)       1996(5)      1995        10/31/94
Net asset value, beginning of period .......................  $12.480     $12.320      $11.440     $11.020      $10.500

Income (loss) from investment operations:
   Net investment income (loss) ............................    0.123      (0.020)      (0.060)      0.040        0.040
   Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (1.513)      0.950        0.963       0.410        0.520
                                                             --------    --------     --------    --------     --------
   Total from investment operations ........................   (1.390)      0.930        0.903       0.450        0.560
                                                             --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.520)     (0.440)      (0.023)     (0.030)      (0.040)
   Distributions from net realized gain on investments .....   (1.640)     (0.330)          --          --           --
                                                             --------    --------     --------    --------     --------
   Total dividends and distributions .......................   (2.160)     (0.770)      (0.023)     (0.030)      (0.040)
                                                             --------    --------     --------    --------     --------
Net asset value, end of period .............................  $ 8.930     $12.480      $12.320     $11.440      $11.020
                                                             ========    ========     ========    ========     ========

Total return(2) ............................................  (12.82%)      8.04%        7.91%       4.22%        5.26%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................      $59         $60         $284        $161         $63
   Ratio of expenses to average net assets .................    1.53%       1.50%        1.50%       1.50%       1.50%(3)
   Ratio of expenses to average net assets prior
    to expense limitation ..................................    3.45%         N/A        2.28%       2.61%       3.21%(3)
   Ratio of net investment income (loss) to average
    net assets .............................................    1.23%      (0.15%)      (0.19%)      0.40%       0.76%(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation ..................................   (0.69%)        N/A       (0.97%)     (0.71%)    (0.95%)(3)
   Portfolio turnover rate .................................      87%         18%          21%          9%           6%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                           for international diversification 29

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 New Pacific Fund A Class
                                                              ------------------------------------------------------------
                                                                                                                Period
                                                                           Year Ended October 31,            12/3/93(1) to
                                                              1998(4)      1997(4)      1996(5)      1995      10/31/94
Net asset value, beginning of period ........................  $7.320      $9.420       $8.710     $10.440      $10.000

Income (loss) from investment operations:
   Net investment income (loss) .............................   0.008      (0.010)      (0.050)     (0.050)      (0.020)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (2.683)     (1.940)       0.769      (1.390)       0.470
                                                              -------     -------      -------     -------      -------
   Total from investment operations .........................  (2.675)     (1.950)       0.719      (1.440)       0.450
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.055)     (0.150)      (0.009)         --       (0.010)
   Distributions from net realized gain on investments ......      --          --           --      (0.290)          --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ........................  (0.055)     (0.150)      (0.009)     (0.290)      (0.010)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ..............................  $4.590      $7.320       $9.420      $8.710      $10.440
                                                              =======     =======      =======     =======      =======

Total return(2) ............................................. (36.85%)    (21.15%)       8.26%     (13.99%)       4.53%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $5,887      $7,144      $11,752     $10,353      $11,333
   Ratio of expenses to average net assets ..................   1.90%       1.80%        1.82%       1.85%       1.85%(3)
   Ratio of expenses to average net assets prior to
    expense limitation ......................................   3.23%       1.86%        2.77%       3.73%       3.66%(3)
   Ratio of net investment income (loss) to average
    net assets ..............................................   0.15%      (0.08%)      (0.41%)     (0.60%)    (0.21%)(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation ...................................  (1.18%)     (0.14%)      (1.36%)     (2.48%)    (2.02%)(3)
   Portfolio turnover rate ..................................    188%        178%         163%        163%         104%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

30 for international diversification

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  New Pacific Fund B Class
                                                              -------------------------------------------------------------
                                                                                                                 Period
                                                                         Year Ended October 31,               3/29/94(1) to
                                                               1998(4)    1997(4)       1996(5)      1995       10/31/94
Net asset value, beginning of period ........................  $7.470      $9.680       $9.010     $10.860      $10.000

Income (loss) from investment operations:
   Net investment loss ......................................  (0.031)     (0.080)      (0.050)     (0.100)      (0.030)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (2.724)     (1.980)       0.730      (1.460)       0.890
                                                              -------    --------      -------     -------     --------
   Total from investment operations .........................  (2.755)     (2.060)       0.680      (1.560)       0.860
                                                              -------    --------      -------     -------     --------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.055)     (0.150)      (0.010)         --           --
   Distributions from net realized gain on investments ......      --          --           --      (0.290)          --
                                                              -------    --------      -------     -------     --------
   Total dividends and distributions ........................  (0.055)     (0.150)      (0.010)     (0.290)       0.000
                                                              -------    --------      -------     -------     --------
Net asset value, end of period ..............................  $4.660      $7.470       $9.680      $9.010      $10.860
                                                              =======    ========      =======     =======     ========

Total return(2) ............................................. (37.05%)    (21.72%)       7.54%     (14.56%)       8.58%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $2,236      $2,534         $562        $573        $431
   Ratio of expenses to average net assets ..................   2.60%       2.50%        2.50%       2.50%       2.50%(3)
   Ratio of expenses to average net assets prior to
    expense limitation ......................................   3.93%       2.56%        3.45%       4.38%       4.32%(3)
   Ratio of net investment loss to average net assets .......  (0.55%)     (0.77%)      (1.09%)     (1.20%)    (0.88%)(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation ...................................  (1.88%)     (0.83%)      (2.04%)     (3.08%)    (2.70%)(3)
   Portfolio turnover rate ..................................    188%        178%         163%        163%         104%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                           for international diversification 31

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               New Pacific Fund C Class
                                                               -----------------------------------------------------------
                                                                                                                 Period
                                                                            Year Ended October 31,            7/7/94(1) to
                                                               1998(4)     1997(4)     1996(5)       1995       10/31/94
Net asset value, beginning of period ......................... $7.320      $9.490       $8.830     $10.660      $10.000

Income (loss) from investment operations:
   Net investment loss ....................................... (0.029)     (0.080)      (0.050)     (0.080)      (0.020)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ................................... (2.686)     (1.940)       0.718      (1.460)       0.680
                                                               ------     -------       ------     -------      -------
   Total from investment operations .......................... (2.715)     (2.020)       0.668      (1.540)       0.660
                                                               ------     -------       ------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...................... (0.055)     (0.150)      (0.008)         --           --
   Distributions from net realized gain on investments .......     --          --           --      (0.290)          --
                                                               ------     -------       ------     -------      -------
   Total dividends and distributions ......................... (0.055)     (0.150)      (0.008)     (0.290)          --
                                                               ------     -------       ------     -------      -------
Net asset value, end of period ............................... $4.550      $7.320       $9.490     $ 8.830      $10.660
                                                               ======     =======       ======     =======      =======

Total return(2) ..............................................(37.18%)    (21.85%)       7.58%     (14.57%)       6.55%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................   $130        $129          $44         $17          $12
   Ratio of expenses to average net assets ...................  2.60%       2.50%        2.50%       2.50%        2.50%(3)
   Ratio of expenses to average net assets prior
    to expense limitation ....................................  3.93%       2.56%        3.45%       4.38%       4.31%(3)
   Ratio of net investment loss to average net assets ........ (0.55%)     (0.77%)      (1.09%)     (1.02%)     (0.83%)(3)
   Ratio of net investment loss to average net assets prior
    to expense limitation .................................... (1.88%)     (0.83%)      (2.04%)     (2.90%)      (2.64%)(3)
   Portfolio turnover rate ...................................   188%        178%         163%        163%         104%

----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share value during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

32 for international diversification

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         New Pacific Fund Institutional Class
                                                              ------------------------------------------------------------
                                                                                                                 Period
                                                                           Year Ended October 31,             2/3/94(1) to
                                                              1998(4)     1997(4)       1996(5)      1995       10/31/94
Net asset value, beginning of period .......................   $7.440      $9.530       $8.770     $10.480      $11.140

Income (loss) from investment operations:
   Net investment income (loss) .............................   0.024       0.020       (0.050)     (0.010)       0.010
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (2.719)     (1.960)       0.820      (1.410)      (0.670)
                                                              -------     -------      -------     -------      -------
   Total from investment operations .........................  (2.695)     (1.940)       0.770      (1.420)      (0.660)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.055)     (0.150)      (0.010)         --           --
   Distributions from net realized gain on investments ......      --          --           --      (0.290)          --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ........................  (0.055)     (0.150)      (0.010)     (0.290)          --
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ..............................  $4.690      $7.440       $9.530     $ 8.770      $10.480
                                                              =======     =======      =======     =======      =======

Total return(2) .............................................  (36.39%)    (20.79%)       8.77%     (13.65%)      (5.98%)
Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................     $219        $250         $119         $62          $47
   Ratio of expenses to average net assets ..................    1.60%       1.50%        1.50%       1.50%        1.50%(3)
   Ratio of expenses to average net assets prior to
    expense limitation ......................................    2.93%       1.56%        2.45%       3.38%        3.31%(3)
   Ratio of net investment income (loss) to average net
    assets ..................................................    0.45%       0.22%       (0.09%)     (0.16%)       0.23%(3)
   Ratio of net investment income (loss) to average net
    assets prior to expense limitation ......................   (0.88%)      0.16%       (1.04%)     (2.04%)      (1.58%)(3)
   Portfolio turnover rate ..................................     188%        178%         163%        163%         104%

----------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions.
(3)  Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                            for international diversification 33

DELAWARE GROUP ADVISER FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------
Delaware Group Adviser Funds, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation. The Company currently issues three separate series of shares (each referred to as a "Fund" or collectively as the "Funds"); the U.S. Growth Fund, the Overseas Equity Fund and the New Pacific Fund. Each Fund offers four classes of shares. The A Class carries a front-end sales charge, which was raised from 4.75% to 5.75% effective November 2, 1998. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The U.S. Growth Fund seeks to maximize capital appreciation. The Overseas Equity Fund seeks to maximize total return by investing in an internationally diversified mix of stocks. The New Pacific Fund seeks long-term capital appreciation by investing in Pacific Basin countries.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Funds declare and pay dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds currently pay Delaware Management Company (DMC), the "Investment Manager" of each Fund, a monthly fee based upon each Fund's average daily net assets at the following annual rates:

                                                 U.S.    OVERSEAS       NEW
                                               GROWTH     EQUITY      PACIFIC
                                                 FUND      FUND        FUND
                                              --------   --------     --------
Management fee as a percentage
   of average daily net assets
   (per annum) .............................    0.70%        1.00%       0.80%

DMC has entered into sub-advisory agreements with Lynch & Mayer, Inc. with respect to the management of the U.S. Growth Fund, with Delaware Investment Advisers Ltd., as of September 15, 1997, with respect to the management of the Overseas Equity Fund, both affiliates of DMC, and with AIB Govett, Inc. with respect to the management of the New Pacific Fund. The sub-advisers receive sub-advisory fees from the Investment Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers:

                                                 U.S.    OVERSEAS       NEW
                                               GROWTH     EQUITY      PACIFIC
                                                 FUND      FUND        FUND
                                              --------   --------     --------
Sub-advisory fee as a percentage
   of average daily net assets
   (per annum) .............................    0.40%      0.80%       0.50%

34 for international diversification

--------------------------------------------------------------------------------

2. Investment Management and Other Transactions with Affiliates (Continued)

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, exceed 1.55% for each class of the Overseas Equity Fund and 1.70% for each class of the New Pacific Fund, of the average daily net assets for each Fund through April 30, 1999. The waiver for U.S. Growth Fund, which was 1.50% of the average daily net assets for each class, has been removed starting November 1, 1998.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On October 31, 1998, the Funds had payables to affiliates as follows:

                                                 U.S.    OVERSEAS       NEW
                                               GROWTH     EQUITY      PACIFIC
                                                 FUND      FUND        FUND
                                              --------   --------     --------
Investment management fee and
   other expenses payable to DMC
   and affiliates .......................... $ 1,849      $   --       $   --
Dividend disbursing, transfer agent
   fees, accounting and
   administration fees and
   other expenses payable
   to DSC .................................. $19,758      $3,379       $5,121

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

DDLP earned commissions on sales of the Fund A Class shares as follows:

                                                 U.S.    OVERSEAS       NEW
                                               GROWTH     EQUITY      PACIFIC
                                                 FUND      FUND        FUND
                                              --------   --------     --------
For the year ended
   October 31, 1998 ........................  $19,696     $1,255       $8,612

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended October 31, 1998, each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                     U.S.         OVERSEAS            NEW
                                   GROWTH          EQUITY           PACIFIC
                                     FUND           FUND             FUND
                                  --------        --------          --------
Purchases ...................   $68,138,655      $ 4,310,004       $17,785,304
Sales .......................   $48,803,224      $12,520,758       $14,951,281

At October 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes are as follows:

                                     U.S.         OVERSEAS            NEW
                                   GROWTH          EQUITY           PACIFIC
                                     FUND           FUND             FUND
                                  --------        --------          --------
Cost of investments .........   $41,702,276       $3,861,568        $8,573,626
                                ===========       ==========        ==========
Aggregated unrealized
   appreciation .............     8,399,459          177,959           627,173
Aggregated unrealized
   depreciation. ............      (351,197)        (648,278)         (792,220)
                                -----------       ----------        ----------
Net unrealized appreciation
   (depreciation) ...........    $8,048,262        $(470,319)        $(165,047)
                                 ==========        =========         =========

For federal income tax purposes, the New Pacific Fund had a capital loss carryforward at October 31, 1998, of $7,029,825 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2004 - $19,090, 2005 - $1,056,728 and 2006 - $5,954,007. The U.S.
Growth Fund had a capital loss carryforward at October 31, 1998, of $2,654,644 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                          U.S. GROWTH FUND
                                                       ----------------------
                                                        YEAR ENDED OCTOBER 31,
                                                          1998          1997
Shares sold:
   A Class ..........................................   1,076,710     708,527
   B Class ..........................................     369,583      52,772
   C Class ..........................................     138,063      13,752
   Institutional Class ..............................   1,291,956     492,699

Shares issued upon reinvestment of
   distributions from net investment income and
   net realized gain on investments:
   A Class ..........................................     246,836     125,787
   B Class ..........................................      58,145       6,677
   C Class ..........................................       9,964         429
   Institutional Class ..............................     677,567      76,989
                                                       ----------  ----------
                                                        3,868,824   1,477,632
                                                       ----------  ----------

Shares repurchased:
   A Class ..........................................    (510,127) (1,584,408)
   B Class ..........................................     (34,977)    (17,225)
   C Class ..........................................     (22,718)     (3,236)
   Institutional Class ..............................    (629,729)   (193,024)
                                                       ----------  ----------
                                                       (1,197,551) (1,797,893)
                                                       ----------  ----------

Net Increase (Decrease) .............................   2,671,273    (320,261)
                                                        =========    ========

                                                          OVERSEAS EQUITY FUND
                                                         ----------------------
                                                          YEAR ENDED OCTOBER 31,
                                                           1998          1997
Shares sold:
   A Class ..........................................      49,042     196,269
   B Class ..........................................      15,653      32,677
   C Class ..........................................      13,815       8,181
   Institutional Class ..............................       2,121       8,181

Shares issued upon reinvestment of
   distributions from net investment income and
   net realized gain on investments:
   A Class ..........................................     188,305      79,030
   B Class ..........................................      29,437       6,991
   C Class ..........................................       3,317         702
   Institutional Class ..............................       1,127         123
                                                       ----------  ----------
                                                          302,817     332,154
                                                       ----------  ----------

Shares repurchased:
   A Class ..........................................    (878,340)   (607,946)
   B Class ..........................................     (25,581)    (18,445)
   C Class ..........................................      (8,711)     (4,765)
   Institutional Class ..............................      (1,464)    (26,488)
                                                       ----------  ----------
                                                         (914,096)   (657,644)
                                                       ----------  ----------

Net Decrease ........................................    (611,279)   (325,490)
                                                         ========    ========
                                            for international diversification 35

--------------------------------------------------------------------------------

4. Capital Stock (Continued)

                                                          NEW PACIFIC FUND
                                                       ----------------------
                                                        YEAR ENDED OCTOBER 31,
                                                          1998          1997
Shares sold:
   A Class ...................................         703,209       1,056,867
   B Class ...................................         303,076         319,098
   C Class ...................................          19,220          16,227
   Institutional Class .......................         130,843         119,458

Shares issued upon reinvestment of
  distributions from net investment income and
  net realized gain on investments:
   A Class ...................................           8,030          20,129
   B Class ...................................           2,640             872
   C Class ...................................             146              80
   Institutional Class .......................             286              39
                                                    ----------      ----------
                                                     1,167,450       1,532,770
                                                    ----------      ----------

Shares repurchased:
   A Class ...................................        (403,742)     (1,348,426)
   B Class ...................................        (165,007)        (38,756)
   C Class ...................................          (8,431)         (3,309)
   Institutional Class .......................        (118,089)        (98,419)
                                                    ----------      ----------
                                                      (695,269)     (1,488,910)
                                                    ----------      ----------

Net Increase .................................         472,181          43,860
                                                       =======          ======

5. Foreign Exchange Contracts
The Overseas Equity and New Pacific Funds will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency contracts were outstanding for the New Pacific Fund at October 31, 1998:

   CONTRACTS              IN EXCHANGE           SETTLEMENT       UNREALIZED
   TO RECEIVE                 FOR                  DATE         APPRECIATION
-----------------        -------------         ------------    --------------
   7,586,404                $65,064               11/2/98          $262
  Japanese Yen
   11,469,476               $98,282               11/2/98          $465
  Japanese Yen
     329,081                $42,487               11/2/98            $5
Hong Kong Dollars

   CONTRACTS              IN EXCHANGE           SETTLEMENT       UNREALIZED
   TO RECEIVE                 FOR                  DATE         APPRECIATION
-----------------        -------------         ------------    --------------
   261,336,000            $2,226,031              1/21/99       ($52,474)
  Japanese Yen

6. Credit and Market Risk
Some countries in which the Overseas Equity and New Pacific Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Overseas Equity Fund and the New Pacific Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

7. Lines of Credit
The committed lines of credit are $1,000,000, $500,000 and $800,000 for the U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund, respectively. No amounts were outstanding at October 31, 1998, or at any time during the fiscal year.

36 for international diversification

DELAWARE GROUP ADVISER FUNDS, INC.
REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP ADVISER FUNDS, INC.

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Group Adviser Funds, Inc. (comprised of the U.S. Growth Fund, the Overseas Equity Fund and the New Pacific Fund) (the "Funds") as of October 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1994 through October 31, 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Delaware Group Adviser Funds, Inc. at October 31, 1998, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



                                                  /s/ Ernst & Young
                                                  ----------------------------
                                                  Ernst & Young LLP


Philadelphia, Pennsylvania
December 4, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GROWTH FUND, OVERSEAS EQUITY FUND, AND New Pacific Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for U.S. Growth Fund, Overseas Equity Fund, and New Pacific Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers

(photo of globes)

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SUBADVISERS
Delaware International Advisers Ltd.
London, England

Lynch & Mayer, Inc.
New York, New York

AIB Govett, Inc.
San Francisco, CA
and London, England


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1280)
AR-101[10/98]TKO12/98